MATRIX ADVISORS VALUE FUND, INC.
747 Third Avenue, 31st Floor
New York, New York 10017

ticker: mavfx

STATEMENT OF ADDITIONAL INFORMATION
October 31, 2016
as supplemented February 2, 2017

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 31, 2016, as amended and supplemented from time to time (the “Prospectus”), of Matrix Advisors Value Fund, Inc. (the “Fund”).  This SAI is incorporated into the Prospectus in its entirety.  Matrix Asset Advisors, Inc. (the “Advisor”) is the investment advisor to the Fund.

The Fund’s audited financial statements for its fiscal year ended June 30, 2016 are contained in the Fund’s annual report dated June 30, 2016 and are incorporated by reference into this SAI.

To obtain a copy of the Fund’s Prospectus and/or the Fund’s annual report free of charge, please call 1‑866-209-1965.

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THE FUND

The Fund is an open-end management investment company organized as a Maryland corporation on May 4, 1983. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. Much of the information contained in this SAI expands on subjects discussed in the Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a mutual fund with the investment objective of seeking to achieve a total rate of return, which is comprised of capital appreciation and current income.

Diversification

The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the outstanding voting securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

Cyber Security Risk

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such portfolio companies to lose value.

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Description of Permitted Investments

The following discussion supplements the discussion of the Fund’s investment objective and policies as set forth in the Prospectus.  There can be no assurance the investment objective of the Fund will be attained.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the Fund complies with its investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy.  If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Common Stock

The Fund invests primarily in common stocks of large-capitalization companies.  Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general market risks described in the Prospectus, investments in common stock are subject to the risk that if a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

As a non-principal investment strategy, the Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

As a non-principal investment strategy, the Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible into common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rate or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer’s common stock.  In addition to the general market risks described in the Prospectus, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

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Investment Companies

As a non-principal investment strategy, the Fund may invest its assets in shares of other registered investment companies, including money market mutual funds.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the Investment Company Act of 1940, as amended (“1940 Act”), and consistent with its investment restrictions herein.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under the rules and regulations of the 1940 Act.

The Fund’s investment in other investment companies may include shares of exchange traded funds (collectively, “ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. ETFs may be based on specific domestic and foreign market securities indices or actively-managed by the ETF’s investment adviser(s). An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “enhanced ETF” seeks to provide investment results based on the fund’s investment objective without regard to a particular index. In seeking to provide such results, an ETF, and in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses.  The risks of owning shares of an ETF generally reflect the risk of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

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If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.

Foreign Securities

As a non-principal investment strategy, the Fund may invest up to 10% of its total assets in securities of foreign issuers that are listed and traded on national securities exchanges or traded over-the-counter in the United States, such as American Depositary Receipts (“ADRs”).  Other than ADRs, the Fund considers securities traded on U.S. exchanges to be U.S. securities.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

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Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Options on Securities

As a non-principal investment strategy, the Fund may write (sell) covered call options on its portfolio securities (“covered options”) in an attempt to enhance gain, although it has no present intention to do so and may only do so to the extent of up to 5% of its net assets.

When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months.  If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”) the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.”

Closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

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Short-Term Investments

As a non-principal investment strategy, the Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar- denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund may also make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-2” or higher by Moody’s, or similarly rated by another nationally recognized statistical ratings organization or, if unrated, will be determined by the Advisor to be of comparable quality.

Illiquid Securities

The Fund may not invest more than 5% of the value of its net assets in illiquid securities.  The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

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Temporary Defensive Strategies

Under normal market conditions, the Fund invests substantially all of its assets in the securities and investments described above.  The Fund, however, may temporarily depart from its principal investment strategies by investing up to 100% of its assets in cash, cash equivalents, money market mutual funds, or high quality short-term money market instruments, in response to adverse market, economic or political conditions, or in other appropriate circumstances.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of:

1)	67% or more of the Fund’s shares present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or

2)	More than 50% of the Fund’s outstanding shares.

In accordance with these restrictions, the Fund may not:

1.	Purchase any securities which would cause more than 5% of the Fund’s total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

2.	Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

3.	Purchase any securities which would cause 25% or more of the Fund’s total assets at the time of such purchase to be invested in the securities of issuers engaged in any one industry;

4.	Invest in companies for the purpose of exercising management or control;

5.	Purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

6.	Purchase or sell commodities or commodities contracts;

7.	Purchase the securities of any investment company, except (i) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

8.	Purchase securities on margin;

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9.	Effect short sales of any securities;

10.	Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities;

11.	Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund’s total assets;

12.	Mortgage, pledge or hypothecate securities;

13.	Act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the 1933 Act upon the disposition of certain securities;

14.	Purchase or retain the securities of any issuer if the Fund’s officers or directors, or those of the Advisor, who each own 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

15.	Issue any class of securities senior to any other class of securities.

In addition to the restrictions set forth above, the Fund’s investment objective may not be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities.

As a matter of operating, but not fundamental policy, which can be changed without shareholder approval, the Fund may not purchase any securities which would cause more than 5% of the Fund’s net assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the 1933 Act or are otherwise not readily marketable. If such policy were to be changed, such investments would be limited to no more than 15% of net assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

The Fund has a loan agreement (i.e., a line of credit) with U.S. Bank N.A.  Consistent with fundamental investment restriction No. 11, the Fund will only draw on its line of credit for temporary emergency purposes.

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DIRECTORS AND OFFICERS

The overall management of the business and affairs of the Fund is vested with the Fund’s Board of Directors (the “Board of Directors”).  The day-to-day operations of the Fund are delegated to the Fund’s officers subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.  The directors and officers of the Fund (“Directors” and “Officers”) are as follows:

Directors and Officers of the Fund

Interested Director
Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director for the Past Five Years
David A. Katz, CFA(4) (Born 1962)	Director, President and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (1996 to present).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
Independent Directors
T. Michael Tucker (Born 1942)	Director and Chairman	Since 1997	Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to present); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
Larry D. Kieszek (Born 1950)	Director	Since 1997	Retired; formerly Partner of Purvis, Gray & Company, LLP, a certified public accounting firm (1974 to 2015).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)
David S. Wyler (Born 1969)	Director	Since 2016	Vice President of Business Development, Resonate (marketing intelligence firm) (2014 to present); Vice President of Business Development, Experian (information services firm) (2013 to 2014) and 41st Parameter (fraud prevention firm) (2012 to 2013); Senior Vice President and General Manager, The Nielsen Company (2008 to 2011) and IAG Research (2004 to 2008).	2	Trustee, Matrix Advisors Funds Trust (mutual fund) (2016 (inception) to present)

(1)	The address of each Director is 747 Third Avenue, New York, NY 10017.
(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date of a Director’s death, resignation or retirement, or a Director is removed by the shareholders, in accordance with the Fund’s By-Laws, as amended, and Articles of Incorporation of the Fund, as amended.
(3)	The “Fund Complex” includes the Fund and series of the Matrix Advisors Funds Trust.
(4)	“Interested person” of the Fund is defined in the 1940 Act. Mr. Katz is considered an “interested person” because of his affiliation with the Advisor.

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Officers of the Fund
Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected(2)	Principal Occupation During Past Five Years
Steven G. Roukis, CFA (Born 1967)	Senior Vice President	Since 2000	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).
Lon F. Birnholz (Born 1960)	Executive Vice President and Secretary	Since 2006	Senior Managing Director of the Advisor (1999 to present).
Jordan F. Posner (Born 1957)	Senior Vice President	Since 2006	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).
Steven Pisarkiewicz (Born 1949)	Senior Vice President	Since 2010	Senior Managing Director and Senior Portfolio Manager of the Advisor (2009 to present).
Jonathan M. Tom (Born 1983)	Senior Vice President	Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader (2011 to present); Equity Research Analyst (2005 to present).
Stephan J. Weinberger, CFA (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).
Conall J. Duffin (Born 1975)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Since 2002 Since 2016	Chief Compliance Officer of the Advisor (2016 to present); Vice President Marketing and Mutual Fund Services of the Advisor (2010 to present).

(1)	The address of each Officer is 747 Third Avenue, New York, NY 10017.
(2)	Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

Additional Information Concerning Our Board of Directors

The Role of the Board of Directors

The Board of Directors provides oversight of the management and operations of the Fund. Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Advisor and the Fund’s portfolio manager, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board of Directors has appointed various senior individuals of the Advisor as officers of the Fund, with responsibility to monitor and report to the Board of Directors on the Fund’s operations. In conducting this oversight, the Board of Directors receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and the Fund’s portfolio manager reports on the performance of the Fund’s portfolio. The Board of Directors has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board of Directors as to compliance matters. Some of these reports are provided as part of formal “board meetings” which are typically held quarterly, in person, and involve the Board of Directors’ review of recent Fund operations. From time to time, one or more members of the Board of Directors may also meet with management in less formal settings, between formal board meetings to discuss various topics. In all cases, however, the role of the Board of Directors and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

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Board Leadership Structure

The Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established four standing committees, a Nominating Committee, an Audit Committee (which also serves as the Qualified Legal Compliance Committee), and a Valuation Committee, which are discussed in greater detail below under “Board Committees”.  All of the Directors, except Mr. Katz, are “Independent Directors”, which are Directors that are not affiliated with the Advisor, the Fund’s principal underwriter, or their affiliates.  The Nominating Committee and Audit Committee are composed entirely of Independent Directors.  The Valuation Committee is composed entirely of Directors.The Chairman of the Board of Directors is an Independent Director.  The Board of Directors has determined not to combine the Chairman position and the principal executive officer position and has appointed Mr. Katz, the Chief Investment Officer and President of the Advisor, as President of the Fund.  The Board of Directors reviews its structure and the structure of its committees annually.  The Board of Directors has determined that the structure of the Independent Chairman, the composition of the Board of Directors, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
Board Oversight of Risk Management

As part of its oversight function, the Board of Directors receives and reviews various reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Board of Directors reviews compliance reports from the Fund’s Chief Compliance Officer as well as the Fund’s administrator, and engages in discussions with each of them as necessary, in its oversight of compliance activities affecting the Fund.  By way of further example, the Independent Directors ask for reports and engage in discussions with personnel of the Advisor as necessary to review other types of risks, such as business continuity risk or investment risk.  The Audit Committee also meets with the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function.  Not all risks that may affect the Fund or its portfolio can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund, the Advisor, its affiliates or other service providers.

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Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board of Directors believes that each of its members has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as Directors of the Fund in light of the Fund’s business and structure. Each of the Directors has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the charts above.  In addition, each of the Directors has served on boards for organizations other than the Fund, and Messrs. Kieszek and Tucker have served on the Board of Directors for more than 15 years. Collectively, the Directors therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund.  The Independent Directors annually conduct a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the previous charts, additional information concerning each particular Director and certain of their Director Attributes is provided below. The information provided below, and in the chart above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or to develop solutions. In conducting its annual self-assessment, the Directors have determined that they have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.  In addition, the summaries set forth below as to the qualifications, attributes and skills of the Directors are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board of Directors or any Director has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board of Directors as a whole than otherwise would be the case.

Director Attributes

David A. Katz, CFA.  Mr. Katz has served as a Director of the Fund since 1997, as President and Treasurer of the Fund since 1997 and as the Fund’s portfolio manager since 1996.  Mr. Katz has served as Chief Investment Officer of the Advisor since 1986 and as President of the Advisor since 1990.  In addition to his investment management experience, Mr. Katz is also a CFA charterholder.  Through his experience as a Director and officer of the Fund, his investment management experience and his experience as a CFA charterholder, Mr. Katz is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Katz exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Directors and to effectively evaluate Fund management.

T. Michael Tucker.  Mr. Tucker has served as a Director of the Fund since 1997, and is currently the Chairman of the Board and the Audit Committee.  From 1977 to 2005 and from 2011 to present, Mr. Tucker has been the owner of T. Michael Tucker, a certified public accounting firm.  Mr. Tucker formerly served as a consultant with Carr Riggs & Ingram, LLP, a certified public accounting firm, from 2005 to 2011.    Through his experience as a Director and his many years of accounting experience, Mr. Tucker is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Tucker exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Directors and to effectively evaluate Fund management.

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Larry D. Kieszek.  Mr. Kieszek has served as a Director of the Fund since 1997.  Mr. Kieszek is currently retired. He served as a Partner at Purvis, Gray & Company, LLP, a certified public accounting firm, from 1974 to 2015.  Through his experience as a Director and his many years of accounting experience, Mr. Kieszek is experienced with financial, accounting, regulatory and investment matters.  Such experience helps Mr. Kieszek exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Directors and to effectively evaluate Fund management.

David S. Wyler. Mr. Wyler has served as a Director of the Fund since 2016. He has served as Vice President of Business Development for Resonate, a marketing intelligence firm, since 2014. Prior to joining Resonate, Mr. Wyler was Vice President of Business Development for the AdTruth division of 41st Parameter, a fraud prevention firm, from 2012 until it was acquired by Experian in 2013. He served as Vice President of Business Development for Experian from 2013 until 2014. Mr. Wyler joined IAG Research, a market research firm, in 2004 and served as Vice President and later Senior Vice President from 2004 until its acquisition by The Nielsen Company in 2008. He continued serving as Senior Vice President and General Manager for The Nielsen Company until 2011. Through his experience as a Director of the Fund and his many years as a senior executive in the marketing and market intelligence fields, Mr. Wyler is experienced with financial, accounting, and marketing matters. Such experience helps Mr. Wyler exercise the business judgment necessary to fulfill the requirements and obligations of his position on the Board of Directors and to effectively evaluate Fund management.

Independent Directors receive a fee of $750 per regular meeting and $500 per special meeting.  Additionally, all Independent Directors are reimbursed for out-of-pocket expenses incurred in connection with attending the Board of Directors meetings. The Fund does not offer pension or retirement benefits to its Directors or officers.  The table below sets forth the compensation of the Independent Directors for the fiscal year ended June 30, 2016.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Directors(2)
Mr. Tucker, Director	$3,000	$3,000
Mr. Kieszek, Director	$3,000	$3,000
Mr. Wyler(1), Director	$0	$0

(1)	Mr. Wyler was appointed as an Independent Director on July 1, 2016.
(2)	The “Fund Complex” includes the Fund and a single series of the Matrix Advisors Funds Trust.

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Directors Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Director in the Fund as of December 31, 2015:

Name of Director	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund (1)
Independent Directors
T. Michael Tucker	Over $100,000
Larry D. Kieszek	Over $100,000
David S. Wyler(2)	N/A
Interested Director
David A. Katz	Over $100,000

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	Mr. Wyler was appointed as an Independent Director on July 1, 2016.

As of September 30, 2016, the Directors and Officers of the Fund as a group beneficially owned approximately 18.17% of the outstanding shares of the Fund.

Board Committees

Audit Committee

The Fund has an Audit Committee, which is composed of all of the Independent Directors. The Audit Committee is responsible for selecting, overseeing and setting the compensation of the independent auditors and is responsible for pre-approving all audit and non-audit services performed by the auditors for the Fund and for pre-approving certain non-audit services performed by the auditors for the Advisor and certain control persons of the Advisor.  The Audit Committee also reviews financial statements and other audit-related matters for the Fund and holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee meets twice a year, and if necessary, more frequently.  The Audit Committee met twice during the fiscal year ended June 30, 2016.

The Audit Committee also serves as the Fund’s Qualified Legal Compliance Committee (“QLCC”) for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).

Nominating Committee

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Directors as is considered necessary from time to time.  The Nominating Committee will review shareholders nominations to fill vacancies on the Board of Directors.  Such recommendations for consideration by the Nominating Committee should be sent to the President of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Fund’s Articles of Incorporation, as amended.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee is composed of all of the Independent Directors.  There are no policies in place regarding nominees recommended by shareholders.  The Nominating Committee met once during the fiscal year ended June 30, 2016.

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Valuation Committee

The Valuation Committee, composed of all the Trustees, oversees valuation matters of the Trust and has delegated certain of its duties to the Trust’s Pricing Committee, established under the Amended Pricing Procedures (the “Pricing Procedures”) adopted by the Trust, to make fair valuation determinations for the Fund pursuant to the Pricing Procedures.  The Pricing Committee is composed of Messrs. Katz, Duffin and Tom, each an officer of the Trust and an employee of the Advisor.  The Valuation Committee meets as needed.

Board Interest in the Advisor and Distributor

As of December 31, 2015, none of the Independent Directors or members of their immediate families owned any securities of the Advisor, Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.  During the two most recently completed calendar years, none of the Independent Directors or members of their immediate families conducted any transactions (or series of transactions) with the Advisor, the Distributor or any affiliate of the Advisor or the Distributor in which the amount involved exceeded $120,000.  Each of the Independent Directors has a relationship with the Advisor whereby the Advisor manages separate accounts on their behalf.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of September 30, 2016, the following shareholders owned of record or beneficially more than 5% of the Fund’s outstanding shares:

Name and Address	Percentage Ownership	Type of Ownership
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94104	59.68%	Record
National Financial Services LLC 300 Granite Street Braintree, MA 02184	9.18%	Record
David A. Katz c/o Matrix Asset Advisors, Inc. 747 Third Avenue, 31st Floor New York, NY 10017	8.03%	Beneficial
*	Charles Schwab & Co., Inc. was incorporated in the state of California. Schwab Holdings, Inc. is the parent company of Charles Schwab & Co., Inc.

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INVESTMENT ADVISOR

Matrix Asset Advisors, Inc. serves as the Fund’s investment advisor under an advisory agreement (the “Advisory Agreement”), which provides that the Advisor will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund’s assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales.  In addition, the Advisor provides for the Fund’s office needs, supervises the maintenance of the Fund’s books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund’s institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as directors and officers of the Fund, all without additional cost to the Fund.  Certain directors and officers of the Advisor presently serve as directors or officers of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund’s existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of outside directors.

The Advisor also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.

The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Advisor or the Fund within the meaning of the 1940 Act.  The Advisory Agreement is subject to termination by either party without penalty on 60 days’ written notice to the other and terminates automatically in the event of its assignment.

The Advisory Agreement provides that neither the Advisor, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended December 31, 2015.

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The Fund has agreed to pay the Advisor, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed , an annual fee, payable monthly, of 0.75% of the Fund’s average daily net assets.  The advisory fees paid to the Advisor for the services provided to the Fund for the past three fiscal years were as follows:

For the Year Ended June 30,
	2016	2015	2014
Advisory Fees Accrued	$480,281	$566,775	$572,791
Advisory Fees Waived	($106,880)	($98,789)	($119,325)
Total Advisory Fees paid to the Advisor	$373,401	$467,986	$453,466

The Advisor has entered into an agreement with the Fund in which the Advisor has agreed to limit the operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed 0.99% of the average annual net assets of the Fund during each fiscal year.  This agreement may be terminated at any time, and without payment of any penalty, by the Board of Directors, upon 60 days’ written notice to the Advisor. Currently, the Advisor has agreed not to seek reimbursement of such management fee reductions and/or expense payments.

Control Person of the Investment Advisor

David A. Katz, President and Chief Investment Officer of the Advisor, beneficially owns more than 50% of the outstanding stock of the Advisor.  Accordingly, Mr. Katz is deemed to control the Advisor.

PORTFOLIO MANAGER

Mr. Katz is the Advisor’s President and Chief Investment Officer and has overall responsibility for the firm’s investment efforts.  He graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics.  He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction.  His numerous works on value investing have earned him various awards and distinctions at the undergraduate and graduate levels.  Mr. Katz is a CFA charterholder.  After initially working at Management Asset Corporation in Westport, Connecticut, Mr. Katz co-founded Value Matrix Management with the late John M. Gates in 1986.  He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee.  In 1990, he merged the Value Matrix Management organization into Matrix Asset Advisors, Inc.  Mr. Katz chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.  He appears frequently as a guest on CNBC, Bloomberg Radio, and is a regular contributor to TheStreet.com.

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Other Accounts Managed

The following table provides information relating to other accounts managed by Mr. Katz, the Fund’s Portfolio Manager, as of June 30, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	483	$618 million	0	$0

Compensation

Mr. Katz’s compensation in connection with his management of the Fund and other accounts includes a fixed base salary and a performance bonus.  He does not receive deferred compensation. Compensation is based on the overall profitability of the Advisor which is driven by the Advisor’s aggregate equity performance on its overall assets under management.  Compensation is not tied to the performance or assets under management for any specific fund or account.

Base Salary:

Mr. Katz receives a fixed annual base salary.  Base salary amounts are determined by the compensation committee of the Advisor, based upon a number of factors including the employee’s experience, overall performance, responsibilities, and the competitive market place.  At Mr. Katz’s discretion, a portion of his salary may be contributed to the Advisor’s defined benefit plan.  Mr. Katz, however, does not receive any additional compensation from the Advisor as a result of his participation in its defined benefit plan.

Performance Bonus:

Mr. Katz receives a performance bonus that is determined based upon the Advisor’s overall profitability, which is driven by both the short- and long-term investment performance (both absolute and relative) and the overall assets under management of the accounts advised by the Advisor, including the Fund.  The Advisor uses the S&P 500® Index as its performance benchmark.  Bonus compensation takes into account short- and long-term performance returns.  The bonus compensation is not guaranteed, and is paid at the discretion of the Advisor.

Retirement Plan:

Mr. Katz participates in the Advisor’s retirement plan.  The retirement plan is based upon the Fund’s pre-tax and after-tax performance.  The Advisor uses the S&P 500 Index as its performance benchmark.  Retirement plan compensation is tied to the Advisor’s overall profitability, which is driven by the Advisor’s short-term as well as long-term investment performance (both absolute and relative) and the Advisor’s overall assets under management.

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Potential Conflicts of Interest

The Advisor focuses on Large Cap Value, Dividend Income and Dividend Growth strategies for its equity accounts and does not anticipate any conflicts of interest arising between the investment strategy of the Fund and the investment strategy of other accounts due to the policies and procedures that are in place.  The Advisor maintains and follows the “MAA Client Trading Policy and Procedures” outlining the method of sequencing trade orders among clients, including the Fund.  All orders are aggregated to the extent feasible with the intent to achieve net best execution.

The exception to this would be those accounts with directed brokerage.  In general, no priority is to be given to any brokerage house in terms of the timing of orders.  Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement.  The allocation of partial orders is based upon a portfolio’s weighting in an asset class, industry group, sector and security.  Thereafter, partial fills are allocated alphabetically (listing identified as alphabetical from Axys account code and families or grouped accounts are filled at the same time whenever possible).  The alphabetical listing will be sorted with a rotation of the alphabet based upon the calendar day of the month.  The Advisor makes every effort to maintain a fair order generation and allocation methodology favoring no client or client group and eliminating any perceived conflict of interest.

As the Advisor manages separate client accounts and advises a mutual fund, the Advisor is cognizant of the issues involved with managing and trading these different accounts.  The Advisor has safeguards in place to ensure that no account is advantaged or disadvantaged versus the other accounts.

Ownership of Fund Securities

As of June 30, 2016, Mr. Katz beneficially owned over $1 million worth of equity securities in the Fund.

DISTRIBUTOR

The Fund’s distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Advisor and Distributor.  The Distribution Agreement was initially approved by the Board of Directors on November 22, 2002.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor’s fees are paid by the Advisor.

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EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the FINRA and SEC and in accordance with any policies and procedures adopted by the Fund pursuant to such rules.

While it is the Fund’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made with the Fund’s specific investment objective and strategies in mind.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

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The Fund does not effect securities transactions through brokers in accordance with any formula, and it does not direct securities transactions to brokers in exchange for selling shares of the Fund. To the knowledge of the Fund’s management, no Director or Officer of the Fund has any material direct or indirect interest in any broker that will effect the Fund’s portfolio transactions.

The Fund paid the following amounts in brokerage commissions during the past three fiscal years:

Brokerage Commissions Paid
 During the Fiscal Year Ended June 30,
2016	2015	2014
$22,559	$23,790	$53,536

Of the above amounts, the following amounts were paid to firms for research, statistical or other services provided to the Advisor:

2016	2015	2014
$0	$0	$0

The Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Broker	Amount
JP Morgan Chase	$2,224,612
Morgan Stanley	$1,532,820

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term investment purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions,” above.

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The Fund’s annual portfolio turnover rates for the past two fiscal years are as follows:

Year Ended June 30,
2016	2015
15%	12%

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries (“Financial Intermediaries”) who sell shares of the Fund.  The Advisor does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders.  These payments may be divided into categories as follows:

Support Payments

The Advisor may make payments to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events

The Advisor also may provide non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediary’s client seminars and cooperative advertising.  In addition, the Advisor may pay for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

As of the date of this SAI, the Advisor does not have agreements with any firms to pay such support payments.  Future support payments may be structured in three ways:  (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

The public offering price of the Fund shares is the Fund’s NAV.  Shares are purchased at the public offering price next determined after the Fund’s transfer agent receives your order in proper form as discussed in the Prospectus. In order to receive that day’s public offering price, the Fund’s transfer agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on weekends and on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

Automatic Investment Plan.  As discussed in the Prospectus, the Fund provides an automatic investment plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the automatic investment plan are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit, and does not protect against depreciation in declining markets.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading.

Delivery of redemption proceeds.  Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed other than for weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Redemptions-in-kind.  The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90-day period, of shares having a value in excess of (i) $250,000, or (ii) 1% of the Fund’s NAV, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash and will bear any market risks associated with such securities until they are converted into cash.  For federal income tax purposes, redemptions-in-kind are taxed in the same manner as redemptions paid in cash.

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DISTRIBUTIONS AND TAX INFORMATION

Distributions

Distributions of the Fund’s net investment income and net capital gains from the sale of securities, if any, are generally made annually. The Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

The Fund intends to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, as such, should pay no federal income or excise taxes on investment company taxable income or net capital gain distributed to Fund shareholders, provided that the Fund complies with all applicable requirements regarding the source of its income, diversification of its assets, and timing and amount of its distributions. Consistent with the distribution requirements of the Code, each year the Fund intends to distribute substantially all of its investment company taxable income and any net capital gain, after offsetting against any available capital loss carryovers for each fiscal year. Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses.  The availability of investment company taxable income for distributions is dependent on the level of the Fund’s income and expenses, and the actual amount and timing of any distribution is subject to the discretion of the Board of Directors.

Distributions of investment company taxable income received by corporate shareholders may be eligible for the intercorporate dividends-received deduction.  The intercorporate dividends-received deduction will apply to that portion of the distributions of investment company taxable income attributable to dividends received by the Fund from U.S. corporations and designated by the Fund as qualifying for the dividends-received deduction.  Among other limitations, any distributions of investment company taxable income made by the Fund will not be eligible for the intercorporate dividends-received deduction with respect to shares which are held by a corporate shareholder for 45 days or less during the 91-day period beginning 45 days before the distribution becomes ex-dividend.  Net capital gain distributions do not qualify for the intercorporate dividends-received deduction.

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For non-corporate shareholders, a portion of the distributions of investment company taxable income made by the Fund may consist of qualified dividend income eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains, to the extent the Fund reports the amount distributed as qualified dividend income and the shareholder meets certain holding period requirements with respect to his or her Fund shares. Except as discussed above, distributions of investment company taxable income are taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%).

Net capital gain distributions are taxable to shareholders as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%) regardless of the length of time shares have been held.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

Shareholders should carefully consider the impact of buying Fund shares just before the declaration of a distribution of investment company taxable income or net capital gain.  Any such distribution paid shortly after a purchase of shares will reduce the NAV of the shares by the amount of the distribution.  The distribution, though in effect a partial return of capital (to the extent it is paid on the shares so purchased), would be taxable as described above.

Shareholders will recognize gain or loss upon the sale or redemption of Fund shares.  Such gain or loss will be capital gain or loss if the shares were held as capital assets by the shareholder and will be long-term or short-term depending upon the shareholder’s holding period for such shares.  If a shareholder’s holding period exceeds 12 months, any gain on the sale or redemption of Fund shares may be eligible for the reduced federal income tax rates applicable to long-term capital gains.

As of June 30, 2016, the Fund has $1,710,401 of capital loss carryover, which will expire June 30, 2018 if not used prior to that date.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized upon the sale or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

If the Fund fails to qualify as a regulated investment company for any reason and fails to obtain relief following a failure, the Fund would be subject to taxation as a corporation.  In such case, in addition to federal corporate income taxes, other state and local income taxes applicable to corporations may also apply.  Distributions to you would be taxed as dividend income to the extent of the Fund’s then-current and accumulated earnings and profits. Such dividends may be eligible for the special tax treatment applicable to qualified dividend income discussed above.

Under the Foreign Account Tax Compliance Act (“FACTA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income and (b) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2018 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement entered into between the United States and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

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The foregoing is a summary discussion of the federal income tax consequences of certain aspects of an investment in the Fund and is based on federal income tax laws and regulations in effect on the date of this SAI.  This discussion is not intended to be comprehensive and investors are urged to consult their tax advisors concerning specific questions regarding federal, state and local taxation.

COST BASIS REPORTING

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”) when such shareholders sell or redeem these shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, banks, financial institutions, corporations (other than S corporations), credit unions, and certain other entities and governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report your cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss.  If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on Form 1099.

A cost basis method is the method by which the Fund determines which specific shares are deemed to be sold or redeemed when you sell or redeem less than your entire holding of Fund shares and have made multiple purchases of Fund shares on different dates at differing net asset values.  If you do not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all covered shares in your account regardless of holding period, and covered shares sold or redeemed are deemed to be those with the longest holding period first.  You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares.

The default cost basis method applied by the Fund or the alternate method elected by you may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

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You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the NAV of the Fund will be determined once daily as of the close of public trading on the NYSE (normally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share. However, the NAV of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m., Eastern Time, if the Board of Directors decides it is necessary.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities trading on the NASDAQ Stock Market Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekdays or other days when the Fund does not price its shares, and thus the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  In addition, with regard to foreign securities and certain domestic securities (e.g., domestic securities traded on an exchange that closes early), a significant event occurring after the close of trading but before the valuation of the Fund’s NAV may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Fund.  The Advisor will monitor for significant events that may call into question the reliability of market quotations.  Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.  Where the Advisor determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s NAV to be materially inaccurate, the Advisor will seek to have the security “fair valued” in accordance with the Fund’s fair value procedures.  Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price.  As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The NAV per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

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An example of how the Fund calculated its total offering price per share as of June 30, 2016 is as follows:

Net Assets	=	NAV per Share
Shares Outstanding
$55,132,081		$57.90
952,259

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted the Advisor’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”).  The Policy prohibits the disclosure of portfolio holdings unless:

(1) the disclosure is in response to a regulatory request and the Fund’s Chief Compliance Officer (the “CCO”) has authorized such disclosure;

(2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement including a duty not to trade on such information, where available, with the Fund or its agents and the CCO has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include the use of (a) annual certifications reaffirming that the entity has utilized such information in accordance with the terms of the agreement between the entity and the Fund or its agents or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information);

(3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors;

(4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or

(5) the disclosure is made pursuant to prior written approval of the CCO.

The Advisor shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund.  In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the Chief Compliance Officer shall make a determination, with respect to the conflict, that she believes is in the best interests of the Fund, and shall report such determination to the Board of Directors at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

Any disclosure made pursuant to Item 5 above shall be reported to the Board of Directors at the next quarterly meeting.  This Policy may change at any time without prior notice to shareholders.

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The Advisor and/or the Fund currently does not maintain ongoing arrangements with rating or statistical agencies or agencies providing similar functions.  A schedule of the Fund’s complete portfolio holdings, current as of month-end, will be available on the Fund’s website no earlier than 15 days after the end of each month.  This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period.  The most recent schedule is available on the Fund’s website at http://www.matrixadvisorsvaluefund.com or by calling toll free at 1-800-366-6223.  The Fund may terminate or modify this policy at any time without further notice to shareholders.

In addition, portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Advisor and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, administrator, financial printers, proxy voting service providers and broker-dealers who are involves in executing portfolio transactions on behalf of the Fund.  Portfolio holdings information may also be provided to the Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided.  Neither the Fund nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements.  There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

GENERAL INFORMATION
Shareholder Reports

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.

Service Providers

U.S. Bank N.A., located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the securities and other assets of the Fund.  U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer and shareholder service agent and administrator.  The Fund’s custodian, administrator and transfer agent are affiliated companies.  The Fund’s custodian and transfer agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

USBFS acts as transfer agent to the Fund.  The services provided by the transfer agent either by USBFS or another party pursuant to an agreement with USBFS, include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day‑to‑day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Fund’s registration statement under federal and state securities laws.

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Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Advisor, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Fund’s expense accruals and performing securities valuations and, from time to time, monitoring the Fund’s compliance with their investment objectives and restrictions.  Pursuant to the Fund’s Administration Servicing Agreement, for the periods shown below the Fund paid USBFS the following:

Matrix Advisors Value Fund, Inc.	Fee Paid
Fiscal Year Ended June 30, 2016	$81,052
Fiscal Year Ended June 30, 2015	$94,161
Fiscal Year Ended June 30, 2014	$95,762

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

Godfrey & Kahn, S.C., located at 833 E. Michigan, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Fund and the Independent Directors.

Capital Stock

The Fund’s shares are denominated “Common Stock, $.01 par value.”  Shares have no pre-emptive rights and are fully paid and non-assessable.  Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, in which event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any directors.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a shareholder vote.  The Fund does not intend to hold meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; or (iv) ratification of selection of an independent registered public accounting firm.

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Code of Ethics

The Board of Directors of each of the Fund, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Mr. Conall J. Duffin serves as the AML Compliance Officer of the Fund.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Proxy Voting Policies

The Board of Directors has delegated responsibility to vote proxies to the Advisor, subject to the Board’s oversight.  A summary of the Advisor’s proxy voting procedures, attached as Appendix A to this SAI, are reviewed periodically, and accordingly are subject to change.  In addition, a copy of the Fund’s proxy voting procedures are also available by calling 1-800-366-6223 and will be sent within three business days of receipt of a request.

The Advisor has retained an independent, third party proxy voting service, ISS Governance Services (“ISS”), to provide advice and counsel with respect to proxy voting matters.  The Advisor will generally follow the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides the Advisor with its own proxy voting guidelines.  ISS’ general positions on various proposals are as follows:

Director Matters – ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance.  ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS’ threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

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Shareholder Rights – ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting.  ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Compensation and Benefits Plans – ISS votes with respect to equity-based compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution).  ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, management proposals for an advisory vote on executive compensation, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

Auditors – ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Information regarding the Fund’s proxy voting record relating to portfolio securities during the most recent 12‑month period ended June 30 is filed with the SEC on Form N-PX no later than August 31 of each year.  The Fund’s Form N-PX is available without charge, upon request, by calling toll-free at 1-800-366-6223 and by accessing the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The annual report to shareholders for the Fund for the fiscal year ended June 30, 2016 is a separate document and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference in this SAI.  The 2016 Annual Report was filed with the SEC on September 7, 2016.

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APPENDIX A

Matrix Asset Advisors, Inc.
Proxy Voting Procedures

Matrix Asset Advisors’ standard investment management agreement implicitly authorizes Matrix Asset Advisors to vote proxies on behalf of the Client’s account.  Therefore, unless the Client expressly reserves proxy voting responsibility, it is Matrix Asset Advisors’ responsibility to vote proxies relating to securities held for the Client’s account.

ERISA Accounts:  Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan client, Matrix Asset Advisors, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account.  Matrix Asset Advisors shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis, to the Client or other appropriate person, and shall endeavor to correct any delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the Client’s investment.  Proxy voting decisions must be made solely in the best interests of the Client.  In voting proxies, Matrix Asset Advisors is required to consider those factors that may affect the value of the Client’s investment and may not subordinate the interests of the Client to unrelated objectives.

Matrix Asset Advisors has retained an independent, third party proxy voting service, Institutional Shareholder Services Governance Services (“ISS”), to provide advice and counsel on proxy voting.  Matrix generally follows the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides Matrix with its own proxy voting guidelines.  A copy of the guidelines Matrix follows will be sent to clients annually.

For Matrix holdings (companies owned in client portfolios per Matrix’s investment discretion), ISS monitors corporate actions and provides information and analyses with regard to proxy voting issues.  Matrix has further retained ISS to vote proxies on its behalf, and Matrix will monitor the application of the guidelines by ISS, and will vote issues contrary to, or issues not covered by, the guidelines only when Matrix believes it is in the best interest of the Client.  ISS maintains the proxy voting records.  Where the Client has provided proxy voting guidelines to Matrix, those guidelines will be followed, unless it is determined that a different vote would add more value to the Client’s holding of the security in question.  A written explanation of the rationale for the deviation from the Client’s proxy voting guidelines will be maintained.  Direction from a Client on a particular proxy vote will take precedence over the guidelines.

ISS, on Matrix’s behalf, may also vote proxies for companies held in restricted accounts.

Should a material conflict arise between Matrix Asset Advisors’ interest and that of its clients (i.e., Matrix owns shares in a Client, Matrix manages a pension plan for a company whose management is soliciting proxies, or a Firm employee has a relative involved in Management at an investee company), the proxies will be voted in accordance with the recommendation of the independent third party proxy voting service.  A written record will be maintained describing the conflict of interest, the resolution of the conflict, and an explanation of how the vote taken was in the client’s best interest.

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Matrix Asset Advisors may refrain from voting the proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.  Additionally, Matrix Asset Advisors may refrain from voting a proxy when the shares owned are small and the impact of the vote would be immaterial.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling toll-free at 1-800-366-6223 and (2) on the SEC’s website at www.sec.gov.

Recordkeeping.  In accordance with the recordkeeping rules, Matrix Asset Advisors will retain:

(i)	Copies of its proxy voting policies and procedures.
(ii)	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or Matrix Asset Advisors).
(iii)	A record of each vote cast on behalf of a client (maintained by the proxy voting service and/or Matrix Asset Advisors).
(iv)	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision.
(v)	A copy of each written request for proxy voting information and a copy of any written response by Matrix Asset Advisors to any request for proxy voting information.

Matrix Asset Advisors will maintain these materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in Matrix Asset Advisors’ principal office.

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